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                                                                    EXHIBIT 10.5

                               SABA SOFTWARE, INC.
                           THIRD AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

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                THIS THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
(this "Agreement") is made as of November 10, 1999, by and between Saba Software, Inc., a Delaware corporation (the "Company"), each of the investors listed on Schedule A hereto (each an "Investor" and collectively the "Investors"), and Babak Yazdani (the "Founder").

                                 R E C I T A L S

                WHEREAS, certain of the Investors (the "Existing Investors") hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), the Company's Series B Preferred Stock (the "Series B Preferred Stock"), the Company's Series C Preferred Stock (the "Series C Preferred Stock") and/or shares of Common Stock issuable upon the conversion thereof and possess registration rights and other rights pursuant to a Second Amended and Restated Investors' Rights Agreement, dated as of April 14, 1999, by and among the Company, the Founder and the Existing Investors (the "Prior Agreement");

                WHEREAS, the Founder and the Existing Investors are holders of at least that number of Registrable Securities (as defined in the Prior Agreement) required to amend each section of the Prior Agreement pursuant to
Section 3.7 thereof;

                WHEREAS, the Company and certain Investors have entered into, as of the date hereof, a Series D Preferred Stock Purchase Agreement (the "Series D Agreement") pursuant to which the Company will issue and sell shares of the Series D Preferred Stock of the Company (the "Series D Preferred Stock");

                WHEREAS, certain of the Company's and such Investors' obligations under the Series D Agreement are conditioned upon the execution and delivery of this Agreement by such Investors, the holders of a majority of the outstanding shares of Series B Preferred Stock, the holders of two-thirds (2/3) of the outstanding shares of Series C Preferred Stock, and the holders of a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, the Founder and the Company.

        NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company, the Existing Investors and the Founder hereby agree that the Prior Agreement shall be amended and restated as set forth herein, and the parties hereto further agree as follows:

        1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

                1.1. DEFINITIONS. For purposes of this Agreement:



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                        (a) The term "Act" means the Securities Act of 1933, as
amended.

                        (b) The term "Founder's Shares" means the 7,000,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations (collectively, a "Recapitalization")) issued to the Founder.

                        (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                        (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                        (e) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                        (f) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                        (g) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock,
(ii) the Founder's Shares and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities that have been sold by a person in a transaction in which his or her rights under this
Section 1 are not assigned or that have been sold by a person pursuant to a registration statement under the Act covering such Registrable Securities that has been declared effective by the SEC or in an open market transaction under Rule 144 of the Act. Notwithstanding anything to the contrary set forth in this
Section 1.1(g), neither the Common Stock issuable or issued upon conversion of the Series A Preferred Stock or the Founder's Shares (or any shares of Common Stock otherwise deemed "Registrable Securities" with respect thereto pursuant to clause (iii) of this Section 1.1(g)) shall be deemed Registrable Securities and the holders thereof shall not be deemed Holders for the purposes of Section 1.2, 1.6, 1.12, and 1.14.

                        (h) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                        (i) The term "SEC" shall mean the Securities and Exchange Commission.



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                1.2. REQUEST FOR REGISTRATION.

                        (a) If the Company shall receive at any time after the earlier of the five-year anniversary of the date hereof or six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $7,500,000), then the Company shall:

                                (i) within ten (10) days of the receipt thereof,
give written notice of such request to all Holders; and

                                (ii) as soon as practicable, use commercially
reasonable efforts to effect the registration under the Act of all Registrable Securities which the Holders request to be registered, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company, within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 3.5, subject to the limitations of subsection 1.2(b).

                        (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.



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                        (c) Not withstanding the foregoing, if the Company shall
furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                        (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                                (i) After the Company has effected two (2)
registrations requested by the Holders of Registrable Securities pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                                (ii) During the period starting with the date
sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                (iii) If the Initiating Holders propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

                1.3. COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, use its reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.4. OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:



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                        (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective;

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                        (c) Furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as it may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by it;

                        (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the Act;

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                        (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

                        (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                1.5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of



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such securities as shall be required to effect the registration of such Holder's
Registrable Securities.

                1.6. EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

                1.7. EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders thereunder (if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by them), but excluding underwriting discounts and commissions relating to Registrable Securities.

                1.8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the number of shares of Holders' securities to be included in such offering shall be reduced in such manner as the Company and the underwriters determine to permit the success of such offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholders' securities are included, (ii) notwithstanding (i) above, any shares



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being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering, or (iii) the number of shares of Registrable Securities to be included in such underwriting (excluding any Founder's Shares) be reduced unless the Founder's Shares are first entirely excluded from such underwriting. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                1.9. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                1.10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to (1) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), or (2) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the



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registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other stockholder of the Company that is selling securities in such registration statement and any controlling person of any such underwriter or such other stockholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                        (d) If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement



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of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                1.11. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                1.12. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-



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3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (b) as soon as practicable, use commercially reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall use commercially reasonable efforts to file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses other than underwriting discounts and commissions incurred in connection with the first three (3) registrations requested pursuant to Section 1.12, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.12 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to have the Company bear the expenses of one (1) Form S-3 registration pursuant to this
Section 1.12.



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Except as provided in the immediately preceding sentence, all expenses incurred in connection with a registration requested pursuant to this Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                1.13. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least Eight Hundred Thousand (800,000) shares of Registrable Securities (subject to appropriate adjustment for Recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.15 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                1.14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

                1.15. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                        (a) such agreement shall be applicable only to the first registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                        (b) such market stand-off time period shall not exceed 180 days; and

                        (c) all officers and directors of the Company, all holders of one percent (1%) or more of the outstanding equity securities of the Company, and all other persons with registration rights enter into similar agreements.

                In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

                1.16. TERMINATION OF REGISTRATION RIGHTS.

                        (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after three (3) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its Common Stock to the general public.

                        (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

        2. COVENANTS OF THE COMPANY.

                2.1. DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor holding at least Eight Hundred Thousand (800,000) shares of Registrable Securities (subject to appropriate adjustment for any Recapitalization):

                        (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                        (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                        (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                        (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                        (e) with respect to the financial statements called for in subsections 2.1(b) and 2.1(c), an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

                        (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection 2.1(f) or any other subsection of Section 2.1 to provide information which could adversely affect the attorney-client privilege between the Company and its counsel or which it deems in good faith to be a trade secret or similar confidential information, and provided further that the Company may require the Investor to execute a nondisclosure agreement prior to disclosure of any such information.

                2.2. INSPECTION. The Company shall permit Investors holding at least Eight Hundred Thousand (800,000) shares of Registrable Securities (subject to appropriate adjustment for any Recapitalization) to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which the Company reasonably considers to be a trade secret or similar confidential information.

                2.3. TERMINATION OF INFORMATION AND INSPECTION COVENANTS. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                2.4. RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean any Investor that holds at least Eight Hundred Thousand (800,000) shares (subject to appropriate adjustment for any Recapitalization) of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock issued upon conversion thereof and any person who acquires at least Eight Hundred Thousand (800,000) shares (subject to appropriate adjustment for any Recapitalization) of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock issued upon conversion thereof. For purposes of this Section 2.4, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                        Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                        (a) The Company shall deliver a written notice ("Notice") to the Major Investors stating (i) its bona fide intention to offer such shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                        (b) By written notification received by the Company, within 20 calendar days after the giving of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series B Preferred Stock Series C Preferred Stock and Series D Preferred Stock then held by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

                        (c) If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                        (d) The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of Common Stock to officers, directors, employees or consultants for the primary purpose of soliciting or retaining their employment or services if such issuance is approved by the Board of Directors, (ii) to or after consummation of a firm commitment underwritten public offering of shares of Common Stock registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) the issuance or sale of Common Stock, or securities convertible into or exchangeable for Common Stock (A) in connection with any borrowings, direct or indirect, from financial institutions by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, (B) to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors or (C) in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person.

                        (e) The right of first refusal set forth in this Section
2.4 may not be assigned or transferred, except, other than with respect to a direct competitor of the Company, as reasonably determined by the Company, that
(i) such right is assignable by each Major Investor to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Major Investor, and (ii) such right is assignable to a transferee or assignee who holds after such transfer at least Eight Hundred Thousand (800,000) shares of Registrable Securities (subject to appropriate adjustment for any Recapitalization).

        3. MISCELLANEOUS.

                3.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                3.2. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                3.3. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                3.4. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                3.5. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; or
(ii) by deposit with an overnight delivery service or with the United States Post Office, by certified mail, postage prepaid, and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                3.6. EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                3.7. AMENDMENTS AND WAIVERS. Any term of Section 1 of this Agreement may be amended and the observance of any term of Section 1 of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the then-outstanding Registrable Securities subject to or enjoying the rights under the provisions being amended or waived, and the holders of at least two-thirds (2/3) of the then-outstanding shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock subject to or enjoying the rights under the provisions being amended or waived. Any term of Section 2 of this Agreement may be amended and the observance of any term of
Section 2 of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the then-outstanding shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and the holders of at least two-thirds (2/3) of the then-outstanding shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock. Any term of Section 3 of this Agreement may be amended and the observance of any term of Section 3 of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of a majority of the Registrable Securities then outstanding, and the holders of at least two-thirds (2/3) of the then-outstanding shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this Section 3.7 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                3.8. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                3.9. AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated or associated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                3.10. AMENDMENT OF PRIOR AGREEMENT AND WAIVER OF RIGHT OF FIRST REFUSAL. Effective upon the later of (i) the Closing (as defined in the Series D Agreement) and (ii) the execution and delivery of this Agreement by the Company, the Founder and Existing Investors holding at least that number of Registrable Securities (as defined in the Prior Agreement) required to amend the Prior Agreement pursuant to Section 3.7 thereof, the Prior Agreement shall be amended and restated in its entirety as set forth herein. Effective upon the execution and delivery of this Agreement by the Company and Existing Investors holding at least that number of Registrable Securities (as defined in the Prior Agreement) required to waive the provisions of Section 2.4 of the Prior Agreement pursuant to Section 3.7 thereof, the Major Investors hereby waive any right to receive notice of, and to participate in, the sale by the Company of (i) any shares of Series D Preferred Stock pursuant to the Series D Agreement and (ii) any other securities of the Company sold prior to the Closing (as defined in the Series D Agreement).

                3.11. ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                                                      Third Amended and Restated
                                                     Investors' Rights Agreement

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SABA SOFTWARE, INC.

By: /s/ BABAK YAZDANI
   ----------------------------------
   Babak Yazdani, President

Address: 2400 Bridge Parkway
         Redwood Shores, CA 94065

FOUNDER:

By: /s/ BABAK YAZDANI
   ----------------------------------
   Babak Yazdani

INVESTORS:

By:
   ----------------------------------

Name:
     --------------------------------

Address:
        -----------------------------

        -----------------------------

        -----------------------------

[signed by the following:
Crosslink Omega Ventures III, L.L.C.
Crosslink Offshore Omega Ventures III
Omega Bayview, L.L.C.
Crosslink Crossover Fund III, L.P.
Sequoia Capital VIII
Sequoia International Technology Partners VIII
Sequoia International Technology Partners VIII(Q)
CMS Partners LLC
Sequoia Capital Franchise Fund
Sequoia Capital Franchise Partners
Comdisco, Inc.
Robert or Martha A. Cohn, TTEES, The Wellington Trust U/A/D 1-30-86
Stuart L. Rudick
Delaware Charter Guarantee & Trust Company TTEE FBO Stuart Rudick GTC IRA
    Rollover
Stuart Rudick Cust. Tmima Rudick CAUTMA Until Age 18
Mindful Partners, L.P.
The Hollis Trust, Nathaniel de Rothschild Trustee
Nathaniel de Rothschild
London Pacific Life & Annuity Company
Goldman Sachs Group
State Street Bank and Trust Company as Trustee for Northrup Grumman Corporation
    Master Trust
Upstart Communications, Inc.
Howard Marc Block
Tim Crossely
Philip Brook Manville
Jeffrey S. Milum
Daniel H. Case, III
Joseph B. Costello]

                                                      Third Amended and Restated
                                                     Investors' Rights Agreement

                                   Schedule A

                              Schedule of Investors

Kamyar Kaviani
Mohammad J. Kaviani
Farzin Arsanjani
Patrick Bischoff
Gaurav Mehra
Brett Newbold
Abraham Kleinfeld
Kaveh Chehrehsa
Wayne A. Merrick
Atri Chatterjee
Richard Beard

Sequoia Capital VIII
Sequoia International Technology Partners VIII
Sequoia International Technology Partners VIII (Q)
CMS Partners LLC
Sequoia 1997
Klaus Murko
Axel Doehner
Clark Callander
Nick Zaldastani
Benigna Kirsten
Joachim R. Kirsten
Larry Solomon
Baum Family Trust
Broadview Associates
David Lamond
Stuart Rudick
Nina Bischoff
Ludwig Schloesser
Hans Christoph von Mitschke-Collande
Dieter Bischoff
Marc Benioff
John Martin
Christopher von Mitschke-Collande
Uwe Fischer
David C. Martin
David C. and Kim S. Martin
Grant Ricketts
Mark Hoefig
Andrew Loveless
Mindful Partners L.P.
Stuart Rudick cust Tmima Rudick
Martin Rudick

Marie Codling
Ed Ott

Omega Ventures III, L.L.C.
RS & Co. Offshore Omega Ventures III
Omega Bayview, L.L.C.
Crossover Fund II, L.P.
Tullius Partners, LLC
Sequoia Capital Franchise Fund
Sequoia Capital Franchise Partners
Comdisco, Inc.
Robert or Martha A. Cohn, TTEES, The Wellington Trust U/A/D 1-30-86 Stuart Jacobson
David Lamond
Patrick Bischoff
David C. Martin
Carola Stroehlein
John Martin
Christopher von Mitschke-Collande
Mindful Partners L.P.
Stuart Rudick
The Hollis Trust, Nathaniel de Rothschild Trustee
Nathaniel de Rothschild
Amitabh Shukla
Janet McCabe
Clark Callander
Peter J. Mooney as nominee for the Broadview Partners Group

Crosslink Omega Ventures III, L.L.C.
Crosslink Offshore Omega Ventures III
Omega Bayview, L.L.C.
Crosslink Crossover Fund III, L.P.
Sequoia Capital VIII
Sequoia International Technology Partners VIII
Sequoia International Technology Partners VIII(Q)
CMS Partners LLC
Sequoia Capital Franchise Fund
Sequoia Capital Franchise Partners
Comdisco, Inc.
Robert or Martha A. Cohn, TTEES, The Wellington Trust U/A/D 1-30-86 Stuart L. Rudick
Delaware Charter Guarantee & Trust Company TTEE FBO Stuart Rudick GTC IRA
    Rollover
Stuart Rudick Cust. Tmima Rudick CAUTMA Until Age 18
Mindful Partners, L.P.
The Hollis Trust, Nathaniel de Rothschild Trustee
Nathaniel de Rothschild
London Pacific Life & Annuity Company

                                                      Third Amended and Restated
                                                     Investors' Rights Agreement

Goldman Sachs Group
State Street Bank and Trust Company as Trustee for Northrup Grumman Corporation
    Master Trust
Upstart Communications, Inc.
Howard Marc Block
Tim Crossely
Philip Brook Manville
Jeffrey S. Milum
Daniel H. Case, III
Joseph B. Costello

                               SABA SOFTWARE, INC.

                               AMENDMENT NO. 1 TO
             THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Amendment") is made as of _______________, 2000, by and between Saba Software, Inc., a Delaware corporation (the "Company"), certain holders of capital stock of the Company (the "Existing Investors") and General Electric Company, a New York corporation acting through its Power Systems business unit (the "Warrantholder").

                                    RECITALS

                WHEREAS, each of the Existing Investors holds that number of shares of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company and/or shares of Common Stock issued upon conversion thereof set forth beneath such Existing Investor's name on the signature page hereto, and possesses registration rights, information rights, rights of first refusal, and other rights pursuant to the Third Amended and Restated Investors' Rights Agreement, dated as of November 10, 1999 (the "Investors' Rights Agreement");

                WHEREAS, the Warrantholder has been issued a warrant (the "Warrant") to purchase a certain number of shares of Common Stock of the Company (the "Warrant Shares") pursuant to that certain Warrant to Purchase Shares of Common Stock of Saba Software, Inc. dated as of December 30, 1999 (the "Warrant Agreement");

                WHEREAS, the Existing Investors are holders of a majority of the outstanding Registrable Securities (as defined in the Investors' Rights Agreement) and the Existing Investors are the holders of at least two-thirds of the outstanding shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock of the Company currently outstanding;

                WHEREAS, the Company and such Existing Investors desire to amend the Investors' Rights Agreement as provided herein; and

                NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Existing Investors and the Company hereby agree that the Investors' Rights Agreement shall be amended as set forth herein, and the parties hereto further agree as follows:

1. Amendment of Definition of "Registrable Securities". Section 1.1(g) of the Investors' Rights Agreement is hereby amended to read as follows:

        (g) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (ii) the Founder's Shares, (iii) solely for purposes of Sections 1 and 3 of the Agreement, the Common Stock issued upon exercise of that certain Warrant to Purchase Shares of Common Stock of Saba Software, Inc., by and between the Company and General Electric Company acting through its Power Systems business unit and dated as of December 30, 1999 (the "Warrant Shares") and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii) or (iii) above, excluding in all cases, however, any Registrable Securities that have been sold by a person in a transaction in which his or her rights under this Section 1 are not assigned or that have been sold by a person pursuant to a registration statement under the Act covering such Registrable Securities that has been declared effective by the SEC or in an open market transaction under Rule 144 of the Act. Notwithstanding anything to the contrary set forth in this Section 1.1(g), neither the Common Stock issuable or issued upon conversion of the Series A Preferred Stock or the Founder's Shares (or any shares of Common Stock otherwise deemed "Registrable Securities" with respect thereto pursuant to clause (iv) of this Section 1.1(g)) shall be deemed Registrable Securities and the holders thereof shall not be deemed Holders for the purposes of Section 1.2, 1.6, 1.12, and 1.14. Notwithstanding anything to the contrary set forth in this Section 1.1(g), neither the Warrant Shares nor any shares of Common Stock otherwise deemed "Registrable Securities" with respect thereto pursuant to clause (iv) of this Section 1.1(g) shall be deemed Registrable Securities and the holders thereof shall not be deemed Holders for the purposes of (i) Section 1.14, and (ii) determining whether the Company is required to effect a registration or file a registration statement pursuant to Section 1.2 or Section 1.12.

2. Amendment of Underwriting Requirements for "Demand" Registrations. The penultimate sentence of Section 1.2(b) of the Investors' Rights Agreement is hereby amended to read as follows:

        Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; provided, further, that the number of shares of Registrable Securities to be included in such underwriting (excluding any Warrant Shares or other securities issuable upon the exercise of warrants or options granted to vendors or customers of the Company ("Vendor/Customer Shares") which are entitled to be included in such underwriting) shall not be reduced unless the Warrant Shares and Vendor/Customer Shares are first entirely excluded from such underwriting.

3. Amendment of Underwriting Requirements for "Piggy-Back" Registration. Section
1.8 of the Investors' Rights Agreement is hereby amended to read as follows:

        1.8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the number of shares of Holders' securities to be included in such offering shall be reduced in such manner as the Company and the underwriters determine to permit the success of such offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholders' securities are included, (ii) notwithstanding clause (i) above and except as provided in clause (iii) below, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering, (iii) the number of shares of Registrable Securities to be included in such underwriting (excluding any Warrant Shares or Vendor/Customer Shares which are entitled to be included in such underwriting), be reduced unless the Warrant Shares and Vendor/Customer Shares are first entirely excluded from such underwriting, and (iv) the number of shares of Registrable Securities to be included in such underwriting (excluding any Founder's Shares, Warrant Shares and Vendor/Customer Shares) be reduced unless the Founder's Shares are first entirely excluded from such underwriting. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

4. Amendment of Underwriting Requirements for "Form S-3" Registrations. Section 1.12(b) of the Investors' Rights Agreement is hereby amended by adding the following sentence to the end of such Section 1.12(b):

        Notwithstanding any other provision of this Section 1.12, if the underwriter of shares to be registered and sold pursuant to this Section
        1.12 advises, in writing, the Holders desiring to participate in such registration that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Holders initiating the registration request hereunder, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting (excluding any Warrant Shares or Vendor/Customer Shares which are entitled to be included in such underwriting) shall not be reduced unless the Warrant Shares and Vendor/Customer Shares are first entirely excluded from such underwriting.

5. Agreement to be Bound. Upon execution of this Amendment, the Warrantholder shall be deemed to be a party to the Investors' Rights Agreement and Warrantholder agrees to be subject to the terms and conditions thereof.

6. Interpretation of Amendment. This Amendment shall be considered a part of and construed in conjunction with the Investors' Rights Agreement. In the event of any inconsistency or conflict between the Investors' Rights Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

7. Continuance of Investors' Rights Agreement. Except as expressly modified by this Amendment, the Investors' Rights Agreement will continue in full force and effect in accordance with its terms.

8. Miscellaneous.

        8.1 Amendment of Investors' Rights Agreement. Effective upon the execution and delivery of this Amendment by the Company, the Warrantholder and the Existing Investors, the Investors' Rights Agreement shall be amended as herein provided pursuant to Section 3.7 of the Investors' Rights Agreement. This Amendment is entered into on behalf of all Investors (as defined in the Investors' Rights Agreement) and shall be binding upon each holder of any Registrable Securities currently outstanding, each future holder of all such Registrable Securities, the Warrantholder and the Company.

        8.2 Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents entered into and to be performed entirely within California.

        8.3 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.4 Entire Agreement. The Investors' Rights Agreement and this Amendment constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. All previous discussions and agreements with respect to such subject matter are superseded by the Investors' Rights Agreement and this Amendment.



                                      * * *

       Amendment No. 1 to Third Amended and Restated Investors' Rights Agreement

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

Saba Software, Inc.

By:
   ----------------------------------
   Babak Yazdani, President



WARRANTHOLDER:

General Electric Company

By:
   ----------------------------------

Name:
     --------------------------------

Its:
    ---------------------------------

EXISTING INVESTOR:

Babak Yazdani
(7,000,000 shares of Common Stock)

By:
   ----------------------------------
   Babak Yazdani

       Amendment No. 1 to Third Amended and Restated Investors' Rights Agreement

EXISTING INVESTORS:

Sequoia Capital VIII
(5,177,822 shares of Series B Preferred Stock)
(594,062 shares of Series C Preferred Stock)
(282,286 shares of Series D Preferred Stock)

Sequoia International Technology Partners VIII
(65,701 shares of Series B Preferred Stock)
(7,538 shares of Series C Preferred Stock)
(3,573 shares of Series D Preferred Stock)

Sequoia International Technology Partners VIII (Q)
(342,788 shares of Series B Preferred Stock)
(39,329 shares of Series C Preferred Stock)
(18,643 shares of Series D Preferred Stock)

By: SC VIII Management LLC, a California limited
liability partner
Its: General Partner

By:
   ----------------------------------
   Managing Member

CMS Partners LLC
(114,263 shares of Series B Preferred Stock)
(13,109 shares of Series C Preferred Stock)
(6,214 shares of Series D Preferred Stock)

Sequoia 1997
(12,569 shares of Series B Preferred Stock)
(1,442 shares of Series C Preferred Stock)

By:
   ----------------------------------

Sequoia Capital Franchise Fund
(947,168 shares of Series C Preferred Stock)
(465,569 shares of Series D Preferred Stock)

       Amendment No. 1 to Third Amended and Restated Investors' Rights Agreement


Sequoia Capital Franchise Partners
(167,147 shares of Series C Preferred Stock)
(63,487 shares of Series D Preferred Stock)

By: SCFF Management, LLC, a Delaware limited liability company

Its: General Partner

By:
   ----------------------------------
   Managing Member

       Amendment No. 1 to Third Amended and Restated Investors' Rights Agreement

EXISTING INVESTORS:

Omega Ventures III, L.L.C.
(677,806 shares of Series C Preferred Stock)

RS & Co. Offshore Omega Ventures III
(1,056,970 shares of Series C Preferred Stock)

By: RS Omega III Holdings, L.L.C.
Its: Authorized Signatory

By:
   ----------------------------------
   Managing Member

Omega Bayview, L.L.C.
(93,448 shares of Series C Preferred Stock)
(23,522 shares of Series D Preferred Stock)

By:
   ----------------------------------
   Authorized Signatory

Crossover Fund II, L.P.
(173,526 shares of Series C Preferred Stock)

By:  Crossover Investment Management, L.L.C.
Its:  General Partner

By:
   ----------------------------------
    Managing Member

Crosslink Omega Ventures III, L.L.C.
(170,612 shares of Series D Preferred Stock)

By:
   ----------------------------------

Crosslink Offshore Omega Ventures III
(266,051 shares of Series D Preferred Stock)

By:
   ----------------------------------

       Amendment No. 1 to Third Amended and Restated Investors' Rights Agreement


Crosslink Crossover Fund III, L.P.
(43,678 shares of Series D Preferred Stock)

By:
   ----------------------------------